Exhibit 10.23

PLEDGE AND SECURITY AGREEMENT

(Capital Events)

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of January 24, 2019, by STRATEGIC STORAGE TRUST II, INC., a Maryland corporation and STRATEGIC STORAGE OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership (each a “Pledgor”, and collectively, the “Pledgors”), for the benefit of KEYBANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the lenders party thereto from time to time (the “Lenders”) under that certain Credit Agreement dated of even date herewith by and among Pledgor, the Administrative Agent and Lenders (as may be amended, modified, restated, or supplemented and in effect from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make a loan to Pledgor in the aggregate principal amount of up to $87,700,000.00 (the “Loan”); and

WHEREAS, each Pledgor wishes to grant pledges and security interests in favor of the Administrative Agent for the benefit of the Lenders, as herein provided.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Pledge of Collateral. Each Pledgor hereby pledges and assigns to the Administrative Agent, and grants to the Administrative Agent, a security interest in, all of such Pledgor’s right, title, and interest in and to the following, whether now owned or hereafter acquired and whether now existing or hereafter arising (singly and collectively, the “Collateral”):

a.

All proceeds, payments, contributions, receipts, and other amounts received by any Pledgor or any Subsidiary thereof in respect of any Capital Event, after deduction of reasonable costs and expenses approved by Agent in its reasonable discretion in connection with such Capital Event and, in respect of asset sales, repayment of Indebtedness secured by such asset (collectively, “Net Capital Event Proceeds”);

b.	the right of each Pledgor to receive Distributions made by any Subsidiary thereof in respect of a Capital Event to the extent of any Pledgor’s Ownership Interests therein; and

c.	all Proceeds of any of the foregoing.

Notwithstanding anything to the contrary contained herein, the grant of Collateral hereunder shall not be deemed to require any individual Subsidiary to distribute such amounts as would result in such Subsidiary violating any covenant in any Mortgage Loan Documents. Each Pledgor acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired collateral), (iii) it has not agreed to postpone the time of attachment of the security interest, and (iv) it has received a copy of this Agreement.

2.

Certain Definitions. Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms (whether or not capitalized) used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code as in effect in the State of New York or other applicable jurisdiction (the “UCC”) have such defined meanings herein, unless the context otherwise indicates or requires. In addition, the following terms used herein shall have the following meanings:

a.

“Capital Event” means (i) any equity issuance, financing, realization, refinancing (excluding the Initial Equity Proceeds and any proceeds from the Citigroup CMBS refinancing of the Borrower’s Canadian properties closed in October 2018 and the two CMBS refinancings being consummated by Citigroup and KeyBank National Association on or about the date hereof), recapitalization, monetization, sale or other transfer of any asset or revenue or income stream of a Pledgor or any Subsidiary thereof, or (ii) any incurrence, issuance, refinancing, replacement, or similar transaction with respect to Indebtedness of any Pledgor or Subsidiary thereof. For the avoidance of doubt, neither (x) the payment of and receipt by any Pledgor or any Subsidiary thereof or ordinary course cash flows (e.g., cash dividends permitted by the Credit Agreement) not arising from an event otherwise described above, nor (y) the surrender of the Parent’s insurance policy on the life of its Chief Executive Officer for such policy’s cash surrender value, shall constitute a Capital Event.

b.	“Distributions” means any distribution of cash or cash flow on account of a Capital Event.

c.

“Governmental Authority” means any national, state, or local government, any political subdivision thereof, or any other governmental, quasi-governmental, judicial, public, or statutory instrumentality, authority, body, agency, bureau, or entity or any arbitrator with authority to bind a Person at law, and any agency, authority, department, commission, board, bureau, or instrumentality of any of them.

d.	“Lien” means any lien, encumbrance, security interest, mortgage, restriction, charge or encumbrance of any kind.

e.

“Loan Documents” means those documents, instruments and agreements delivered pursuant to the Credit Agreement, and any other document, instrument or agreement executed to further evidence the Loan pursuant to the Credit Agreement, as same may be amended, modified, supplemented, or replaced from time to time.

f.

“Mortgage” means any mortgage, deed of trust, deed to secure debt or other encumbrance pursuant to which a Person’s right, title and interest in, among other things, real property, is conveyed to secure an obligation to repay indebtedness.

g.	“Mortgage Loan” means a loan secured by a Mortgage.

h.	“Mortgage Loan Documents” means all agreements executed in connection with a Mortgage Loan.

i.

“Ownership Interests” means: (i) the membership interests of any entity that is a limited liability company; (ii) the shares of stock of any entity that is a corporation; (iii) the general partnership interest and limited partnership interests of any entity that is a limited partnership; (iv) general partnership interests in any entity that is a general partnership, and (v) the equivalent ownership or equity interests in any other Person not described in the foregoing.

j.

“Organizational Documents” means, for any entity, its constituent or organizational documents and/or any other documents pursuant to which such has been established, organized and operates, including: (a) in the case of any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation, (b) in the case of any limited liability company, its articles or certificate of formation and its operating/limited liability company agreement; and (c) in the case of a corporation, its certificate or articles of incorporation and its bylaws, in each case as such documents may be amended from time to time.

k.	“Proceeds” shall have the meaning ascribed to such term in the Uniform Commercial Code of the State of New York.

3.

Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), of the obligations under the Credit Agreement and other Loan Documents, of every nature, now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all renewals or extensions thereof, whether for principal, interest, fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Administrative Agent as a preference, fraudulent transfer, or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement, together with any Hedge Obligations (all such obligations of Pledgor, being referred to herein, singly and collectively, as the “Secured Obligations”).

4.

Use of Net Capital Event Proceeds. Promptly upon receipt by any Pledgor of any Net Capital Event Proceeds, such Pledgor shall pay such amounts to the Agent for application to the Secured Obligations as provided under the terms of the Credit Agreement.

5.	Representations and Warranties. Each Pledgor hereby represents and warrants as follows:

a.

Description of Ownership Interests. The Ownership Interests in each of its Subsidiaries are fully paid. Such Ownership Interests constitute all of the issued and outstanding Ownership Interests of the Subsidiary owned beneficially or of record by such Pledgor.

b.

Ownership of Collateral. (i) Such Pledgor has a valid and enforceable legal right to receive the Collateral, free and clear of, and subject to no pledges, Liens, security interests, charges, options, restrictions or other encumbrances, except the pledge and security interest created by this Agreement, Permitted Encumbrances (as defined in the Credit Agreement) and any restrictions set forth in the organizational documents of each Subsidiary, and (ii) such Pledgor has the legal capacity to execute, deliver and perform Pledgor’s obligations under this Agreement and to pledge and grant a security interest in all of the Collateral.

c.

Governmental Authorizations. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge by such Pledgor of the Collateral pursuant to this Agreement and the grant by such Pledgor of the security interest granted hereby, (ii) the execution, delivery, or performance of this Agreement by such Pledgor, or (iii) the exercise by the Administrative Agent of the voting or other rights, or the remedies in respect of the Collateral provided for in this Agreement (except as may be required in connection with a disposition of Collateral by laws affecting the offering and sale of securities generally).

d.

Securities. Such Pledgor acknowledges and agrees that the Collateral is not “securities” under any federal investment company laws or federal or state securities laws. None of the Collateral is dealt with or traded on any securities exchanges or in any securities markets.

e.

Creation, Perfection and Priority of Security Interest. By reason of the acts taken by such Pledgor, the Administrative Agent has a first priority, perfected security interest in the Collateral, and no further or additional acts are required to create and perfect the Administrative Agent’s security interest in and lien on the Collateral, and the security interest in and the lien on the Collateral securing the Administrative Agent is superior in right and priority to any rights or claims of any other Person. This Agreement constitutes an authenticated record, and the Administrative Agent is authorized at all times to file any and all UCC financing statements determined by the Administrative Agent to be necessary or desirable to perfect its security interest in the Collateral.

f.

No Other Financing Statements. Other than the UCC financing statements delivered and filed by such Pledgor or Administative Agent in connection with securing the Collateral, there is no financing statement (or similar statement or registration under the laws of any jurisdiction) now on file or registered in any public office covering any interest of such Pledgor or any other Person in the Collateral or intended so to be.

g.

Other Information. All information heretofore, herein or hereafter supplied to the Administrative Agent by such Pledgor with respect to the Collateral is accurate and complete in all material respects.

6.	Assurances and Covenants of Pledgors.

a.	Transfers and Other Liens. No Pledgor shall:

i.

sell, assign (by operation of law or otherwise), pledge, or hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral, except to the Administrative Agent hereunder; or

ii.	create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the Lien created hereunder.

b.	Covenants of Pledgors. Each Pledgor covenants and agrees that so long as any Secured Obligation is outstanding:

i.	Such Pledgor shall not vote for, or agree or consent to, the sale, transfer, pledge or encumbrance of the Collateral except as otherwise explicitly permitted pursuant to Section 6(a).

ii.	Such Pledgor shall not vote for, or agree or consent to, the discontinuance of the business or the dissolution or liquidation of the Subsidiary.

iii.	Such Pledgor shall not vote for, or agree or consent to, any modifications to the Organizational Documents of any Subsidiary thereof with respect to the timing or amount of any Distributions.

iv.

Such Pledgor shall within the applicable limitations of any Mortgage Loan Documents or any other Indebtedness not prohibited under the Credit Agreement cause each Subsidiary thereof to make Distributions in connection with a Capital Event to such Pledgor.

v.	Such Pledgor shall not enter into any agreements which restrict, limit or otherwise impair the timing or amount of any Distributions.

c.

Pledge Encompasses Additional Collateral Subsequently Acquired. If: (i) any Pledgor obtains the Ownership Interests of any entity; or (ii) any Subsidiary of any Pledgor grants a Mortgage or other Lien on previously unencumbered property, the Collateral shall automatically and without the need to execute any further documentation, be deemed and construed to encompass any Collateral that may be derived on account of a Capital Event with respect to such entity and/or Subsidiary and the failure of any Pledgor to execute any additional documents with respect to subsequently additional Collateral shall not impair, to the greatest extent permitted by law, the security interest of the Administrative Agent therein or otherwise adversely affect the rights and remedies of the Administrative Agent with respect thereto.

d.

Taxes and Assessments. Each Pledgor shall pay promptly when due all taxes, assessments, and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and in which reserves or other appropriate provisions have been made or provided therefor; provided that each Pledgor shall in any event pay such taxes, assessments, charges, levies, or claims not later than five (5) days prior to the date of any proposed sale under any judgement, writ, or warrant of attachment entered or filed against such Pledgor or any of the Collateral as a result of the failure to make such payment.

e.

Further Assurances. Each Pledgor shall from time to time, at the expense of such Pledgor, promptly execute and deliver all further instruments and documents, and take all further reasonable action, that may be reasonably necessary or desirable, or that the Administrative Agent may reasonably request, in order to give full effect to this Agreement and to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, provided that such further instruments, documents and action are consistent with this Agreement.

f.

Warranty of Title to Collateral. Each Pledgor covenants that such Pledgor will defend its rights and title in the Collateral against the claims and demands of all Persons whomsoever. Each Pledgor further covenants that such Pledgor will have the like title to and right to pledge and grant a security interest in the Collateral hereafter pledged or in which a security interest is granted to the Administrative Agent, hereunder and will likewise defend its rights therein.

g.

Good Standing. Each Pledgor will at all times be duly organized and is, and will at all times be, validly existing, in good standing, and qualified to do business in each jurisdiction where required. Each Pledgor will at all times have all requisite power to own its property and conduct its business as now conducted and as presently contemplated.

7.	Intentionally Omitted.

8.	Intentionally Omitted.

9.

Standard of Care. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, it being understood that the Administrative Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guaranty therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. In no event shall the standard of care imposed upon the Administrative Agent hereunder exceed the minimum applicable standard of care imposed under Section 9-207 of the UCC.

10.

Waiver of Defenses; Secured Obligations Not Affected. Each Pledgor hereby waives and agrees not to assert or take advantage of any defense based on: (i) except for a breach of the standard of care set forth in Section 9, any lack of diligence by the Administrative Agent in collection, protection or realization upon any Collateral; (ii) the failure to make or give notice of presentment and demand for payment, or failure to make or give protest and notice of dishonor or of default (other than default notices specifically required pursuant to the Credit Agreement) to any Pledgor or to any other party with respect to the Secured Obligations; (iii) any exculpation of liability of any party contained in the Loan Documents; (iv) the failure of the Administrative Agent to perfect any security or to extend or renew the perfection of any security; (v) any valuation, stay, moratorium law or other similar law now or hereafter in effect or any right to require the marshalling of assets of any Pledgor; and (vi) any fraudulent, illegal or improper act by the Subsidiary or any Pledgor.

11.	Remedies.

a.

If any Event of Default shall have occurred and be continuing under the Loan Documents, then the Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and the Administrative Agent may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parts at public or private sale, at any exchange or broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral.

The Administrative Agent may be the purchaser of any or all of the Collateral at any such sale and the Administrative Agent shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

b.

Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “Securities Act”), and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

c.

If the Administrative Agent determines to exercise its right to sell any or all of the Collateral, then, upon the Administrative Agent’s written request, the Subsidiary shall furnish to the Administrative Agent such information as the Administrative Agent may reasonably request of any Pledgor concerning such Pledgor and the Collateral granted by such Pledgor.

12.

Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as Collateral for, and/or then, or at any time thereafter, applied in full or in part by the Administrative Agent against, the Secured Obligations in the following order of priority:

FIRST: As provided for in the Loan Documents, and all reasonable amounts for which the Administrative Agent is entitled to indemnification hereunder and all advances made by the Administrative Agent hereunder for the account of each Pledgor; and

SECOND: To the payment to or upon the order of each Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

13.

Legal Fees, Costs and Expenses. Each Pledgor further agrees to pay upon demand all costs reasonably incurred by the Administrative Agent, or its successors or assigns, in connection with enforcing any of the rights or remedies of the Administrative Agent or its successors or assigns, under or with respect to this Agreement including, but not limited to, attorneys’ reasonable fees and the reasonable out-of-pocket expenses and disbursements of such attorneys.

14.

Continuing Security Interest; Transfer of Loan. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Credit Agreement, (b) be binding upon each Pledgor, and each Pledgor’s legal representatives, successors and assigns, and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Administrative Agent may assign or otherwise transfer the Loan held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Administrative Agent herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to each Pledgor. Upon any such termination the Administrative Agent will, at each Pledgor’s expense, execute and deliver to each Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and each Pledgor shall be entitled to the return, upon such Pledgor’s request and at such Pledgor’s expense, against receipt and without recourse to the Administrative Agent, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

15.

Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor from the terms and conditions hereof, shall in any event be effective as to such Pledgor unless the same shall be in writing and signed by the Administrative Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

16.

Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent in the exercise of any power, right, or privilege hereunder shall impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof or of any other power, right, or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

17.

Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

18.

Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

19.

Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

20.

Marshalling. The Administrative Agent shall not be required to marshal any present or future security for (including, but not limited to, this Agreement and the Collateral), or other assurances of payment of, the Secured Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Administrative Agent’s rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that lawfully permissible, Pledgor hereby agrees that the Administrative Agent will not invoke any law, doctrine, or principle relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that Pledgor lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

21.	Notices, Etc. Any notice or other communication in connection with this Agreement shall be in writing, and shall be delivered in accordance with the provisions of the Credit Agreement.

22.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

23.

Waiver of Trial by Jury. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY

OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

24.

Jurisdiction; Venue; Consent to Service of Process. (i) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN BOSTON, MASSACHUSETTS AND IN NEW YORK, NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST SUCH PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(ii) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (I) OF THIS SECTION 24. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(iii) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, intending to be legally bound, Pledgor has caused this Agreement to be executed as of the date first above written.

PLEDGORS:

STRATEGIC STORAGE TRUST II, INC., a Maryland corporation

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

STRATEGIC STORAGE OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership

By: STRATEGIC STORAGE TRUST II, INC., a Maryland corporation, its general partner

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

[Signatures Continue on the Following Page]

[Signature Page to Pledge Agreement (Capital Events)]

AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

[Signature Page to Pledge Agreement (Capital Events)]